UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                                  NEWAVE, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Utah                         333-34308                87-0520575
  ----------------------------     ------------------------     ---------------
     (State or other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         404 East 1st Street, #1345, Long Beach, CA              90802
      -------------------------------------------------     -------------
           (Address of principal executive offices)           (Zip Code)


                                 (562) 983-5331
                             ----------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2006 we paid down a total of $301,248 in principal notes due to several institutional investors with cash generated from operations.

We paid the remaining balance of $29,248 on our Promissory Note with Dutchess Private Equities Fund, L.P. dated September 16, 2005. We paid $210,000 on our Promissory Note with Dutchess Private Equities Fund, L.P. dated September 30, 2005. This Note now has a remaining balance of $66,000. We paid $9,000 on our Convertible Debenture with Dominic Bohnett dated January 6, 2004. This Debenture now has a remaining balance of $111,875. We paid $53,000 on our Convertible Debenture with eFund Capital Partners dated August 18, 2004. Because $7,000 of this Debenture has been forgiven by the lender, this Debenture is now paid in full.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NEWAVE, INC.
                         -----------------
                            Registrant


Date:  March 7, 2006                 By:  /s/ Michael Hill
                                    -------------------------
                                    Michael Hill
                                    Chief Executive Officer